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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     March 17, 1994




                           KING WORLD PRODUCTIONS, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-9244             13-2565808
        ----------------------------------------------------------------------
        (State or Other Jurisdiction      (Commission      (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)


        1700 Broadway, New York, New York                                 10019
        -----------------------------------------------------------------------
        (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code  212 315-4000
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        This Amendment No. 1 on Form 8-K/A amends the Current Report on Form
8-K filed by King World Productions, Inc. on March 18, 1994.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         99.1    Press Release dated March 17, 1994 captioned
                 "Harpo and King World Announce Extension of
                 The Oprah Winfrey Show."

         99.2    Letter Agreement dated March 17, 1994 between
                 Harpo, Inc. and the Company.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             KING WORLD PRODUCTIONS, INC.,



                                             By:  /s/ Stephen W. Palley
                                                 --------------------------
                                                 Name: Stephen W. Palley
                                                 Title: Executive Vice President
                                                        and Chief Operating
                                                        Officer


Date:  May 18, 1994












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                               INDEX TO EXHIBITS


Exhibit                        Description                            Page No.
- - -------                        -----------                            --------
99.1               Press Release dated March 17, 1994
                   captioned "Harpo and King World
                   Announce Extension of The Oprah
                   Winfrey Show" (filed with the
                   Current Report on Form 8-K on
                   March 18,1994)

99.2               Letter Agreement dated March 17,
                   1994 between Harpo, Inc. and the
                   Company (filed herewith)
























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